UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2015 (October 22, 2015)

Comdisco Holding Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-49968	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 North River Road, Suite 800, Rosemont, Illinois 60018

(Address of Principal Executive Offices, Including Zip Code)

(847) 698-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On October 22, 2015, the United States Bankruptcy Court for the Northern District of Illinois Eastern Division (the “Bankruptcy Court”) set a hearing date of November 23, 2015 to consider whether to approve the motion (the “Motion”) filed on October 6, 2015 by the Comdisco Litigation Trustee (the “Litigation Trustee”).  As previously reported in Comdisco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2015, the Motion seeks the entry of an order by the Bankruptcy Court to (i) approve a proposed settlement with the remaining defendants who had executed promissory notes in connection with Comdisco, Inc.’s Shared Investment Plan, (ii) approve the filing of the final report of the Litigation Trustee and (iii) upon the wind-up of the Comdisco Litigation Trust (the “Litigation Trust”) and final disbursement of its net proceeds to the beneficiaries of the Litigation Trust, terminate the Litigation Trust and discharge the Litigation Trustee and the Comdisco Litigation Trust Advisory Board.

A copy of Comdisco’s press release announcing the hearing date for approval of the Motion is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements made herein that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Comdisco to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “potential,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Comdisco’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Comdisco’s control. Forward looking statements speak only as of the date they are made. Comdisco undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated October 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING COMPANY, INC.

Dated: October 27, 2015	By:	/s/ Deborah Dompke
	Name:	Deborah Dompke
	Title:	Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comdisco Holding Company, Inc., dated October 27, 2015.